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                                                                    Exhibit 10.2




March 26, 2007


The Talbots, Inc.
1 Talbots Drive
Hingham, MA 02043
Attn:    Mr. Edward L. Larsen
         Senior Vice President, Finance
         Chief Financial Officer and Treasurer

                  Re:      Uncommitted Letter of Credit Facility

Ladies and Gentlemen:

         We are pleased to advise you that BANK OF AMERICA, N.A. has established for THE TALBOTS, INC., THE J. JILL GROUP, INC., J. J. COMPANY, INC, J. JILL LLC, and J. JILL GP (each, a "Borrower," and collectively, the "Borrowers"), an uncommitted letter of credit facility under which it may issue on a discretionary and uncommitted and as available basis for the account of the respective Borrowers standby letters of credit (the "Standby Letters of Credit") and commercial letters of credit (the "Commercial Letters of Credit" and collectively with the Standby Letters of Credit, the "Letters of Credit"). The Letters of Credit outstanding under this uncommitted letter of credit facility shall not exceed in aggregate face amount at any time the amount of (a) $5,000,000 for Standby Letters of Credit and (b) $125,000,000 for Commercial Letters of Credit to support the importation of goods into the United States from Hong Kong and other Asian countries. The terms and conditions of this uncommitted letter of credit facility are as follows:

Letters of Credit
Discretionary:             The issuance of all Letters of Credit under this
                           uncommitted letter of credit facility shall be at the sole and absolute discretion of the Lender. Upon the request of the applicable Borrower, the Lender may from time to time in its sole and absolute discretion renew, extend, increase, decrease or otherwise modify each Letter of Credit. This letter is not a commitment by the Lender to issue, renew, extend, increase, decrease or otherwise modify any Letter of Credit. Without limiting the generality of the foregoing, no Letter of Credit shall be issued after the Expiration Date.


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The Talbots, Inc.
March 26, 2007
Page 2


Documentation;
Repayment of
Letter of Credit
Liabilities:               The Letters of Credit will be issued pursuant to, and
                           the repayment and other obligations of the Borrowers in respect of the Letters of Credit shall be evidenced by, a Master Commercial Letter of Credit
                           Reimbursement and Security Agreement, dated as of July 8, 2002, as amended, and a Trade Key(R) Online
                           Services Agreement, dated as of October 10, 2001, as amended, in each case between The Talbots, Inc. and the Lender (each of the foregoing, a "Trade Services
                           Agreement," and collectively, the "Trade Services
                           Agreements"), and applications and agreements for standby letters of credit or applications and agreements for commercial letters of credit, as applicable, satisfactory in form and substance to the Lender and executed by the applicable Borrower. All applications for Letters of Credit shall be submitted as provided in the Trade Key(R) Online Services
                           Agreement referred to above or, if submitted in paper form, to the address beneath the Lender's signature below. As provided in the Trade Services Agreements, The Talbots, Inc. will be primarily liable for all obligations and liabilities incurred by each of the other Borrowers in connection with the Letters of Credit. The Borrowers shall execute and deliver to the Lender such other documents as the Lender may reasonably request from time to time.

Expiry Dates of
the Letters of Credit:     No Letter of Credit shall have an expiry date later
                           than the date which is one (1) year after the date of issuance thereof.

Expiration Date:           February 23, 2008.

Letter of Credit Fees:     Each Borrower shall pay such fees on each Letter of
                           Credit as the Lender and such Borrower may agree from time to time. Notwithstanding the foregoing, Commercial Letters of Credit shall include the following pricing based on the location of issuance:

                                              Boston                   Hong Kong
                                              ------                   ---------
                           Issuing Fee:       U.S. $25*                Waived
                           Negotiation Fee:   The greater of 1/8%
                                                or U.S. $70            Waived
                           Amendment Fee:     U.S. $25*                Waived

                           *Plus Cable Fee


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The Talbots, Inc.
March 26, 2007
Page 3


Notice: The Lender hereby notifies each Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) (the "Act"), the Lender is required to obtain, verify and record information that identifies such Borrower, which information includes the name and address of such Borrower and other information that will allow the Lender to identify such Borrower in accordance with the Act.

         This letter supersedes and replaces in its entirety our letter to you dated February 23, 2007 concerning an uncommitted letter of credit facility.

         Please indicate your acknowledgment of the foregoing by signing and returning to the Lender the enclosed copy of this letter at the address shown on the first page hereof.

                                       Very truly yours,

                                       BANK OF AMERICA, N.A.

                                       By  /s/ Tom Kane
                                           -------------------------------------
                                       Name   Tom Kane
                                              ----------------------------------
                                       Title  Senior Vice President
                                              ----------------------------------

                                       Address:   335 Madison Ave.
                                                  NY1-503-05-05
                                                  New York, NY 10017
                                       Telephone: 212-503-7980
                                       Facsimile: 212-503-7066


ACKNOWLEDGED AND AGREED:

THE TALBOTS, INC.

By  /s/ Edward L. Larsen
    ----------------------------------
Name   Edward L. Larsen
       -------------------------------
Title  CFO, SVP Finance, Treasurer
       -------------------------------


THE J. JILL GROUP, INC.

By  /s/ Edward L. Larsen
    ----------------------------------
Name   Edward L. Larsen
       -------------------------------
Title  CFO, SVP Finance, Treasurer
       -------------------------------

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The Talbots, Inc.
March 26, 2007
Page 4



J J. COMPANY, INC.

By  /s/ Edward L. Larsen
    ----------------------------------
Name   Edward L. Larsen
       -------------------------------
Title  CFO, SVP Finance, Treasurer
       -------------------------------


J. JILL LLC

By  /s/ Edward L. Larsen
    ----------------------------------
Name   Edward L. Larsen
       -------------------------------
Title  CFO, SVP Finance, Treasurer
       -------------------------------


J. JILL GP

By  /s/ Edward L. Larsen
    ----------------------------------
Name   Edward L. Larsen
       -------------------------------
Title  CFO, SVP Finance, Treasurer
       -------------------------------